UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

THE RADIANT CREATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Financial Center 2401 PGA Boulevard Suite 280-B Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

(561) 420-0380

(Registrant's telephone number, including area code)

1313 South Killian Drive, Suite B

Lake Park, Florida 33403

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note:

This purpose of this amendment to the Registrant’s Current Report on Form 8-K filed on November 8, 2013 is being filed to solely correct telephone number typographical error on cover page. All other items remain unchanged from the original filing.

Section 8 - Other Events

Item 8.01 Other Events

On November 8, 2013, The Radiant Creations Group, Inc. (the “Company”) moved their operations from 1313 S. Killian Drive, Suite B, Lake Park, FL 33403 to the Harbour Financial Center, 2401 PGA Boulevard, Suite 280-B, Palm Beach Gardens, FL 33410.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2013	THE RADIANT CREATIONS GROUP, INC.

By: /s/ Gary R. Smith Gary R. Smith Chairman and Chief Executive Officer

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